Exhibit 31.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Kris Canekeratne, certify that:

1.	I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Virtusa Corporation; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

By:	/s/ KRIS CANEKERATNE
	Name:	Kris Canekeratne
	Title:	Chairman and Chief Executive Officer (Principal Executive Officer)

Date: July 29, 2020